SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 11
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                              AIM INVESTMENT FUNDS

         This Amendment No. 11to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (this "Amendment") amends, effective as of February 25, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         WHEREAS, the Trust desires to establish and designate Investor Class Shares as an additional share class of AIM Global Health Care Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

      1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

      2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

      3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 25, 2005.

                                 By:  /s/ Robert H. Graham
                                    -------------------------------------------
                                 Name:  Robert H. Graham
                                 Title: President

                                AMENDMENT NO. 11
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                             OF AIM INVESTMENT FUNDS

                                   "SCHEDULE A

                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
--------------------------------             ---------------------------
AIM Developing Markets Fund                  Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Institutional Class Shares

AIM Global Health Care Fund                  Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Investor Class Shares
                                             Institutional Class Shares

AIM Libra Fund                               Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Institutional Class Shares

AIM Trimark Endeavor Fund                    Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class R Shares
                                             Institutional Class Shares

AIM Trimark Fund                             Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class R Shares
                                             Institutional Class Shares

AIM Trimark Small Companies Fund             Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class R Shares
                                             Institutional Class Shares"